UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) of the

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): May 16, 2012

SHENGDATECH, INC.

(Exact Name of Registrant as Specified in Charter)

Nevada

(State or other jurisdiction of incorporation)

001-31937	26-2522031
(Commission	(IRS Employer
File Number)	Identification No.)

Building 1009, No. 999 Wang Qiao Lu

Chuansha Town

Pudong Xin Qu, Shanghai 201201

People’s Republic of China

(Address of principal executive offices)

86-21-5835-9979

(Registrant’s telephone number, including area code)

N/A

(Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 8 - Other Events

Item 8.01 Other Events.

Plan and Disclosure Statement

As previously disclosed in a Current Report on Form 8-K filed August 23, 2011, on August 19, 2011, ShengdaTech, Inc., a Nevada corporation (the “Company”), pursuant to the provisions of the United States Bankruptcy Code, filed a voluntary petition in the United States Bankruptcy Court for the District of Nevada (the “Bankruptcy Court”) seeking relief under the provisions of Chapter 11 of Title 11 of the Bankruptcy Code (Case No. 11-52649).

On May 16, 2012, the Company filed a Chapter 11 Plan of Reorganization (the “Plan”) and a related proposed Disclosure Statement (the “Disclosure Statement”) with the Bankruptcy Court. The Plan sets forth the manner in which claims against and equity interests in the Company are to be treated. The Disclosure Statement describes the procedures for the solicitation of votes as well as the Plan. Neither the Plan nor the Disclosure Statement have yet been approved by the Bankruptcy Court.

The above discussion is qualified in its entirety by the terms of the Plan attached hereto as Exhibit 99.1 and incorporated by reference herein, and by the terms of the Disclosure Statement attached hereto as Exhibit 99.2 and incorporated by reference herein, respectively.

Additional Information and Press Release

On May 18, 2012, the Company issued a press release announcing the filing of the Plan and the Disclosure Statement. The press release is attached hereto as Exhibit 99.3 and is incorporated herein by reference.

This Current Report on Form 8-K is not a solicitation to accept or reject the proposed Plan or an offer to buy any securities of the Company or other parties. Any solicitation or offer to sell will be made pursuant to and in accordance with the Disclosure Statement, once approved by the Bankruptcy Court, and applicable law.

The Bankruptcy Court has not yet approved the Disclosure Statement as containing adequate information pursuant to section 1125(b) of title 11 of the United States Bankruptcy Code for use in the solicitation of acceptances or rejections of the Plan. Accordingly, the filing and dissemination of the Disclosure Statement are not intended to be, and should not in any way be construed as, a solicitation of votes on the Plan, nor should the information contained in the Disclosure Statement be relied on for any purpose until a determination by the Bankruptcy Court that the Disclosure Statement contains adequate information.

SECTION 9 - Financial Statement and Exhibits

Item 9.01 Financial Statements and Exhibits.

Exhibit No.	Exhibit Description

99.1	ShengdaTech, Inc. Chapter 11 Plan of Reorganization
99.2	ShengdaTech, Inc. Disclosure Statement
99.3	Press Release dated May 18, 2012

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 18, 2012	ShengdaTech, Inc.

	By:	/s/ Michael Kang
	Name:	Michael Kang
	Title:	Chief Restructuring Officer